UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): May 4, 2010

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Quarterly Results Press Release

On May 4, 2010, a press release was issued regarding the second quarter 2010 results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Non-GAAP Financial Measures

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth below and in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

The press release includes business segment EBIT, business segment EBIT margin (business segment EBIT divided by business segment sales) and consolidated earnings from continuing operations before interest and income taxes.  Management believes that these measures are useful to investors in evaluating the second quarter financial results, both including and excluding the change in corporate and other items, which primarily relates to a strong increase in the Company's stock price and a one-year overlap of two stock compensation programs.  Business segment sales, business segment EBIT, business segment EBIT margin and consolidated earnings from continuing operations before interest and income taxes should be viewed in addition to, and not as alternatives to, sales, pretax earnings and pretax margin as determined in accordance with U.S. GAAP.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	January ‘10	February ‘10	March ‘10
Process Management	-10 to -5	-10 to -5	+10
Industrial Automation	-5 to 0	+5	+10 to +15
Network Power	+10 to +15	+5 to +10	+10
Climate Technologies	>+20	>+20	>+20
Appliance and Tools	0 to +5	0 to +5	0 to +5
Total Emerson	0 to +5	+5 to +10	+10 to +15

March 2010 Order Comments:

Emerson’s trailing three-month order rate continued to improve and was up 10 to 15 percent, with currency positively impacting orders by 4 percentage points.  The trailing three-month underlying order trends excluding currency are now positive for all five business segments.  Backlog increased for the Company as orders exceed sales for the quarter.

Process Management order trends turned positive and were up 10 percent, with currency exchange rates positively impacting orders by 8 percentage points.  MRO orders continued to show improvement, particularly in power and chemical end markets.  Oil and gas orders have improved globally and nuclear end markets have gained strength, especially in Asia.  Backlog expanded during the quarter for Process Management.

Industrial Automation order trends turned positive across all businesses, including slight growth in the power generating alternator business.  Underlying orders excluding currency grew at a double-digit pace in the electrical drives, power transmission, materials joining, and fluid power and controls businesses across the general industrial and manufacturing customer base.

Network Power trailing three-month order trends excluding currency continued to grow at levels similar to the prior month.  Orders for the embedded power business remained strong and orders for energy systems are up moderately, while orders for the network power business in Asia have softened against difficult prior year comparisons.

Climate Technologies order trends were strong across all businesses, particularly across Asia and in North American air-conditioning. There has been a double-digit strengthening in orders in commercial end markets driven by penetration gains in North America and an improvement in stationary refrigeration in food retail outlets.

Appliance and Tools order growth remained in the 0 to 5 percent range. Growth was mixed across this segment with particular strength in tools, partially offset by weakness in the storage businesses.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s second quarter 2010 results during an investor conference call that will be held on Tuesday, May 4, 2010.  The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

May 19, 2010 – 2010 Electrical Products Group Conference

            Location:  Longboat Key, Florida

            Time:  10:45 a.m. to 11:25 a.m. Eastern Daylight Time

            Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation:  The presentation slides will be posted at the presentation starting time in the Investor Relations area of Emerson’s website at www.Emerson.com/financial.  The presentation slides will be available for approximately one week thereafter at the same location on the website.

June 3, 2010 – Sanford C. Bernstein Strategic Decisions Conference

            Location:  Waldorf Astoria Hotel in New York City

            Time:  10:00 a.m. to 10:50 a.m. Eastern Daylight Time

            Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibits

99.1	Emerson’s May 4, 2010 Press Release announcing its second quarter 2010 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 4, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s May 4, 2010 Press Release announcing its second quarter 2010 results.